UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

BEASLEY BROADCAST GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200
Naples, Florida		34103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 239 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Beasley Broadcast Group, Inc. (the “Company”), held on June 25, 2025, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company, approved the adoption of the Beasley Broadcast Group, Inc. 2025 Equity Incentive Award Plan (the “Plan”), which was previously adopted by the Board of Directors, subject to the approval by stockholders. The Plan, among other things, reserves 300,000 shares of the Company’s Class A Common Stock, par value $0.001 per share (“Common Stock”), for issuance in the form of equity-based awards to employees, consultants and non-employee directors.

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”). The foregoing and the summary of the Plan in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, included as Exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 25, 2025, the Company held its Annual Meeting in Naples, Florida.

(b) At the Annual Meeting:

(1)
The stockholders voted to elect each of the six nominees for director to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified;
(2)
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers;
(3)
The stockholders voted, on an advisory basis, to recommend 1 Year as the frequency of future votes to approve named executive officer compensation;
(4)
The stockholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and
(5)
The stockholders approved the Plan.

The voting results for each proposal are reported below.

Election of Directors

	For	Against	Abstain	Broker Non-votes
By Holders of Class A Common Stock
Michael J. Fiorile	490,189	153,601	2,777	132,189
Gordon H. Smith	600,592	43,198	2,777	132,189

By Holders of All Classes of Common Stock
Brian E. Beasley	8,930,791	44,280	2,766	132,189
Bruce G. Beasley	8,930,789	44,321	2,727	132,189
Caroline Beasley	8,931,525	43,585	2,727	132,189
Peter A. Bordes, Jr.	8,932,771	42,289	2,777	132,189

Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-votes
8,875,095	99,345	3,397	132,189

Advisory Vote on Frequency of Future Votes to Approve Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
8,943,575	342	32,356	1,564	132,189

Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-votes
9,068,713	30,267	11,046	-

Approval of the Plan

For	Against	Abstain	Broker Non-votes
8,834,595	141,918	1,324	132,189

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibit Description

10.1 Beasley Broadcast Group, Inc. 2025 Equity Incentive Award Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 29, 2025).

104 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date:	June 26, 2025	By:	/s/ Lauren Burrows Coleman
Lauren Burrows Coleman Chief Financial Officer